Exhibit 10.5


BUSINESS LEASE

THIS AGREEMENT, entered into this 9th day of Sept. 1998 between OSKA PARTNERSHIP hereinafter called the LESSOR, party of the first part, and LATIN AMERICAN CASINOS, INC. OF THE COUNTY OF DADE and State of FLORIDA hereinafter called the LESSEE or TENANT, party of the second part:

WITNESSETH, That the said lessor does this day lease unto said lessee, and said lessee does hereby hire and take as tenant under said lessor 2000-04 N.E. 164TH STREET, N.M.B., FLORIDA, in the METRO SHOPPING CENTER situate in Dade County, Florida, to be used and occupied by the lessee as EXECUTIVE OFFICES AND CIGAR DISTRIBUTION AND SALES and for no other purposes or uses whatsoever, for the term of three years (3) subject and conditioned on the provisions of Clause ten of this lease beginning the FIRST day of October 1998, and ending the 30TH day of September 2001 at and for the agreed total rental of Seventy nine thousand two hundred ($79,200.00) Dollars, payable as follows:

THE SUM OF TWENTY TWO HUNDRED ($2,200.00) DOLLARS WILL BE DUE AND PAYABLE UPON THE SIGNING OF THIS LEASE AND APPLIED TOWARDS THE MONTHLY AMOUNT DUE ON THE FIRST DAY OF OCTOBER 1998 AND LIKE SUM OF $2,200. WILL BE DUE AND PAYABLE ON THE FIRST DAY OF EACH SUCCESSIVE MONTH THEREAFTER UP TO AND INCLUDING THE FIRST DAY OF SEPTEMBER 2001. THE AFOREMENTIONED RENTAL IS TO BE PAID PLUS APPLICABLE FLORIDA SALES TAX AND OTHER CHARGES AND ASSESSMENTS PURSUANT TO CLAUSES CONTAINED IN THIS LEASE.

All payments to be made to the lessor on the first day of each and every month in advance without demand at the office of SECURITY REALTY INVESTMENTS, INC. 15499 West Dixie Highway, North Miami Beach, Fl 33162 or at such other place and to such other person as the lessor may from time to time designate in writing.

The following express stipulations and conditions are made a part of this lease and are hereby assented to by the lessee:

FIRST: The lessee shall not assign this lease, nor sub-let the premises, or any part thereof nor use the same, or any part thereof nor permit the same, or any part thereof, to be used for any other purpose than as above stipulated, nor make any alterations therein, and all additions thereto, without the written consent of the lessor, and all additions, fixtures or improvements which may be made by lessee, except movable office furniture, shall become the property of the lessor and remain upon the premises as apart thereof, and be surrendered with the premises at the termination of this lease.

SECOND: All personal property placed or moved in the premises above described shall be at the risk of the lessee or owner thereof, and lessor shall not be liable for any damage to said personal property, or to the lessee arising from the bursting or leaking of water pipes, or from any act of negligence of any co-tenant or occupants of the building or of any other person whomsoever.

                                   Lessor:  OSKA PARTNERSHIP
                                   Lessee:  LATIN AMERICAN CASINOS
                                   Property Address:  2000-04 NE 164
                                   Date: 30 Sept. 98 Initial:______

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THIRD: That the tenant they shall promptly execute and comply with all statues, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government and of any and all their Departments and Bureaus applicable to said premises, during said term; and shall also promptly comply with and execute all rules, orders and regulations of the applicable fire prevention codes for the prevention of fires, at their own cost and expense.

FOURTH: In the event the premises shall be destroyed or so damaged or injured by fire or other casualty during the life of this agreement, whereby the same shall be rendered untenantable, then the lessor shall have the right to render said premises tenantable by repairs within ninety days therefrom. If said premises are not rendered tenantable within ninety days it shall be optional with either party hereto to cancel this lease. and in the event of cancellation the rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidenced in writing.

FIFTH: The prompt payment of the rent for said premises1 upon the dates named, and the faithful observance of the rules and regulations printed upon this lease, and which are hereby made a part of this covenant, and of such other and further rules or regulations as may be hereafter made, by the Lessor, are the conditions upon which the lease is made and accepted and any failure on the part of the lessee to comply with the terms of said lease, or any of said rules and regulations now in existence, or which may be hereafter prescribed by the lessor shall, at the option of the lessor, work a forfeiture of this contract, and all of the rights of the lessee hereunder.

SIXTH: If the lessee shall abandon or vacate said premises before the end of the term of this lease, or shall suffer the rent to be in arrears, the lessor may, at his option, forthwith cancel this lease or he may enter said premises as the agent of the lessee, by force or otherwise, without being liable in any way therefor, and re-let the premises with or without any furniture that may be therein, as the agent of the lessee, at such price and upon such terms and for such duration of time as the lessor may determine, and receive the rent therefor, applying the same to the payment of the rent due by these presents, and if the full rental herein provided shall not be realized by lessor over and above the expenses to lessor in such re-letting, the said lessee shall pay any deficiency, and if more than the full rental is realized lessor will pay over to said lessee the excess of demand.

SEVENTH: In the event of any litigation arising out of or in any way connected to this Lease agreement, the prevailing party shall be entitled to recover his reasonable attorneys fees incurred at any stage of litigation including, but not limited to, trial or appeal.

                                   Lessor:  OSKA PARTNERSHIP
                                   Lessee:  LATIN AMERICAN CASINOS
                                   Property Address:  2000-04 NE 164
                                   Date: 30 Sept. 98 Initial:______

EIGHTH: The lessee agrees that he will pay all charges for rent, gas, electricity or other illumination, and for all water used on said premises, and should said charges for RENT, ELECTRICITY or WATER herein provided for at any time remain due and unpaid after the space of five days after the same shall have become due, the lessor may at its option consider the said lessee to be a tenant at sufferance and the entire rent for the rental period then next ensuing shall at once be due and payable and may forthwith be collected by distress or otherwise.

NINTH: The said lessee hereby pledges and assigns to the lessor all the furniture, fixtures, goods and chattels of said lessee, which shall or may be brought or put on said premises as security for the payment of the rent herein reserved and the lessee agrees that the said lien may be enforced by distress foreclosure or otherwise at the election of the said lessor, and does hereby agree to pay any and all reasonable attorneys fees which may be incurred, together with costs and charges therefore incurred or paid by the Lessor.

TENTH: It is hereby agreed and understood between Lessor and Lessee that in the event the lessor decides to remodel, alter or demolish all or any part of the premises leased hereunder, or in the event of the sale or long term lease of all or any part of the premises; requiring this space, the Lessee hereby agrees to vacate same upon receipt of sixty (6O) days written notice and the return of any advance rental paid on account of this lease.

ELEVENTH: The lessor or any of his agents, shall have the right to enter said premises during all reasonable hours, to examine the same to make such repairs, additions, or alterations as may be deemed necessary for the safety, comfort, or preservation thereof, or of said building, or to exhibit said premises, and to put or keep upon the doors or windows thereof a notice "FOR RENT" at any time within SIXTY (60) days before the expiration of this lease. The right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions, which do not conform to this agreement, or to the rules and regulations of the building.

TWELFTH: Lessee hereby accepts the premises in the condition, order and repair as they are in at the commencement of said term, excepting only reasonable wear and tear arising from the use thereof under this agreement, and to make good to said lessor immediately upon demand, any damage to, including but not limited to the following, water apparatus, electric lights or any fixtures, appliances or appurtenances of said premises, or of the building, caused by any act or neglect of lessee, or of any person or persons in the employ or under the control of the lessee.

                                   Lessor:  OSKA PARTNERSHIP
                                   Lessee:  LATIN AMERICAN CASINOS
                                   Property Address:  2000-04 NE 164
                                   Date: 30 Sept. 98 Initial:______

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THIRTEENTH: It is expressly agreed and understood by and between the parties to this agreement, that the landlord shall not be liable for any damage or injury by water, which may be sustained by the said tenant or other person or for any other damage or injury resulting from the carelessness, negligence, or improper conduct on the part of any other tenant or agents, or employees, or by reason of the breakage, leakage, or obstruction of the water, sewer or soil pipes, or other leakage in or about the said building.

FOURTEENTH: If the lessee shall become insolvent or if bankruptcy proceedings shall be begun by or against the lessee, before the end of said term the lessor is hereby irrevocably authorized at its option to forthwith cancel this lease as for a default. Lessor may elect to accept rent from such receiver, trustee, or other judicial officer during the term of their occupancy in their fiduciary capacity without effecting lessor's rights as contained in this contract, but no receiver, trustee or other judicial officer shall ever have any right, title or interest in or to the above described property by virtue of this contract.

FIFTEENTH: Lessee hereby waives and renounces for himself and family any and all homestead and exemption rights he may have now, or hereafter, under or by virtue of the constitution and laws of the State of Florida or any other State or of the United States, as against the payment of said rental or any portion hereof, or any other obligation or damage that may accrue under the terms of this agreement.

SIXTEENTH: This contract shall bind the lessor and its assigns or successors, and the heirs, assigns, personal representatives, or successors as the case may be, of the lessee.

SEVENTEENTH: It is understood and agreed between the parties hereto that time is of the essence of this contract and this applies to all terms and conditions contained herein.

EIGHTEENTH: It is understood and agreed between the parties hereto that written notice mailed or delivered to the premises leased hereunder shall constitute sufficient notice to the lessee and written notice mailed or delivered to the office of the lessor shall constitute sufficient notice to the lessor, to comply with the terms of this contract.

NINETEENTH: The rights of the lessor under the foregoing shall be cumulative, and failure on the part of the lessor to exercise promptly any rights given hereunder shall not operate to forfeit any of the said rights.

TWENTIETH: It is further understood and agreed between the parties hereto that any charges against the lessee by the lessor for services or for work done on the premises by order of the lessee or otherwise accruing under this contract shall be considered as rent due and shall be included in any lien for rent due and unpaid.

                                   Lessor:  OSKA PARTNERSHIP
                                   Lessee:  LATIN AMERICAN CASINOS
                                   Property Address:  2000-04 NE 164
                                   Date: 30 Sept. 98 Initial:______

TWENTY-FIRST: It is hereby understood and agreed that any signs or advertising to be used, including awnings, in connection with the premises leased hereunder shall be first submitted to the lessor for approval before installation of same.

TWENTY-SECOND: All glass, signs, front and rear doors, door closures and the interior of the premises including, but not limited to, air conditioning repairs, bathroom plumbing, are the responsibility of the Lessee, who shall make all repairs thereto at its sole cost and expense and lessee shall carry plate glass insurance and furnish Lessor with a Certificate of such coverage upon possession.

TWENTY-THIRD: Lessor agrees not to unreasonably or arbitrarily withhold the consent required in Paragraph First, but Lessee shall continue to be liable for the payment of the rent and performance of all obligations of Lessee as herein contained.

TWENTY-FOURTH: Lessee's rights under this lease are subject to any bonafide mortgage now or hereafter covering the leased premises and also subject to any underlying lease at anytime covering same.

TWENTY-FIFTH: Lessee shall keep the leased premises and walks immediately adjacent thereto, in the front and rear, broom clean. Other public areas, including parking lot and landscaping are the responsibility of the Lessor, except where damage is thereto is done by the Lessee, its agents or representatives. Lessee further agrees to retain necessary exterminating services for the leased premises during the term of this lease.

TWENTY-SIXTH: Lessee shall pay each month, in addition to the rent specified, any rental tax fixed by the law of the State of Florida, or the County of Dade, or a municipal subdivision thereof.

TWENTY-SEVENTH: OPTION: Lessor agrees to grant to lessee a three (3) year option for renewal at the termination of this lease agreement. This option will be subject to the same terms and conditions as contained herein with the following exception: during the initial year of said option period there will be either a 5% or cost of living increase, whichever is greater, over the rental rate of the final year of this lease agreement. For the remaining 2 years of said option period there will be an annual cost of living increase, with a minimum of 3% and a maximum of 5%, subject to the same terms and conditions as set forth herein. LESSEE MUST NOTIFY LESSOR, IN WRITING, OF HIS INTENTION TO EXERCISE SAID OPTION 60 DAYS PRIOR TO THE TERMINATION OF THIS LEASE AGREEMENT.


                                   Lessor:  OSKA PARTNERSHIP
                                   Lessee:  LATIN AMERICAN CASINOS
                                   Property Address:  2000-04 NE 164
                                   Date: 30 Sept. 98 Initial:______

TWENTY-EIGHTH: THIS PARAGRAPH IS INTENTIONALLY OMITTED

TWENTY-NINTH: It is further agreed that all trash pickups shall be in addition to base rent and shall be the obligation of the Lessee. The cost of trash and sewer shall be divided between all tenants and there will be a monthly charge to be included with rent. Currently such charge is $100.00 per month. In the event there is a raise in the monthly charge of trash removal or if lessee's trash causes additional increase due to his type of business generating more trash than average, then in that event, lessor has the right to raise lessee's monthly trash removal costs or in the alternative, lessor may request that lessee provide his own dumpster at lessee's own expense.

THIRTIETH: Lessee shall carry public liability insurance in amounts not less than $100,000 for personal injuries for one claimant and $300,000 for personal injuries per occurrence and $25,000, for property damage, indemnifying the Lessee and Lessor against all claims and demands for which the Lessee may be liable under the terms of this agreement. A copy of such policy, or certificate thereof, with the endorsement or clause showing the interest of the Lessor, shall be delivered to the lessor within ten (10) days after the execution hereof; and such certificate or policy shall provide that the policy be non-cancellable with respect to Lessor without thirty (30) days prior written notice to Lessor. Lessee further agrees that it will indemnify and save harmless the Lessor from and against all loss, cost, damage, and expense, including reasonable attorney's fees arising out of or resulting from the use of the premises, occasioned by the negligence or other misconduct of the Lessee, its agents, contractors, employees, servants, invitees, or licensees.

THIRTY-FIRST: Lessee represents that he has made an inspection of the premises and is fully familiar with the condition of the premises and is fully familiar with the condition thereof and that he accepts premises "as is".

THIRTY-SECOND: All notices required to be sent in writing to Lessor by Certified Mail, shall be addressed to OSKA PARTNERSHIP, P.O. Box 69-4256, Miami, Florida 33269, or at such other place and to such other person as the lessor, may from time to time, designate by written notice; and to Lessee addressed to LLOYD LYONS, 2000-04 N.E. 164TH STREET, NORTH MIAMI BEACH, FLORIDA
33162.

                                   Lessor:  OSKA PARTNERSHIP
                                   Lessee:  LATIN AMERICAN CASINOS
                                   Property Address:  2000-04 NE 164
                                   Date: 30 Sept. 98 Initial:______

THIRTY-THIRD: The failure of either party to insist on strict performance of any covenants or condition herein contained, shall not be construed as a waiver of such covenant, condition or opinion in any other instance. This lease cannot be changed or terminated orally.

THIRTY-FOURTH: The provisions of this lease shall be severable and should any provision, covenant, or portion thereof be declared invalid or unenforceable such invalidity or unenforcability, shall not effect the remaining provisions, covenants, or portions herein.

THIRTY-FIFTH: "Lessee" and "Lessor" are used for singular and plural as context requires.

THIRTY-SIXTH: Tenant is required to install a sign affixed to the fascia in accordance with the Metro Shopping Center's sign criteria. All exterior signs, whether presently painted upon the demised premises or affixed to the building, and such signs as may be painted or affixed to the demised premises in the future shall be maintained by the Lessee and at the expense of the Lessee, in such condition so as not to detract from the general appearance of the building. Lessor shall be the sole judge of the need for proper maintenance of said signs. Lessee hereby releases Lessor from any liability for water damage resulting from said sign. Tenant must obtain prior approval from the Landlord, and where applicable, County and/or City permit for such sign must be obtained before installation.

THIRTY-SEVEN: Lessee may make no alterations to the premises without first submitting a complete plan for alterations to Lessor and obtaining Lessor's written approval and consent to such alteration, nor may Lessee erect or use any signs without Lessor's prior written approval. It is understood that once Lessor has given written approval that no change maybe made without submission of such changes to the Lessor and Lessor's prior written approval of such changes before they are implemented.

THIRTY-EIGHTH: Lighting fixtures, roof sign and air conditioning are the property of the Lessor and in consideration of Lessee's having use of same, Lessee hereby agrees to be responsible for maintenance and repair thereof at its own cost and expense and hereby releases Lessor from any liability for water damage resulting from said sign and/or air conditioning system.

THIRTY-NINTH: Lessee agrees not to part his motor vehicle, not to permit his employees to park their motor vehicles in front of any part of the entire building, it being agreed that employee parking facilities are at the east end of the rear parking lot only, if available.

                                   Lessor:  OSKA PARTNERSHIP
                                   Lessee:  LATIN AMERICAN CASINOS
                                   Property Address:  2000-04 NE 164
                                   Date: 30 Sept. 98 Initial:______

FORTIETH: Lessee shall within ten (10) days after notice from Lessor discharge of record any mechanic's lien for material or labor claimed to have furnished to the premises on Lessee's behalf.

FORTY-FIRST: Whenever anything under this lease depends upon the prior consent or approval of Lessor, such consent or approval shall not be unreasonably withheld.

FORTY-SECOND: The amount of $2,200.00 represents Security to the Lessor for the performance by the Lessee of the terms, conditions and agreements, contained in this lease and to be performed by the Lessee. If, at the expiration of this lease, the Lessee shall not be in default hereunder, and if the demised premises are surrendered in the same order and condition as when received, excepting only normal wear and tear, then Lessor shall return to lessee the amount of said security. The Security amount shall not draw interest nor be kept in a separate or segregated escrow account except as provided by law.

FORTY-THIRD: Lessee shall not have the right to assign this lease or transfer this lease by the transfer of the corporate stock of a corporation. If Lessee at the time is a corporation, or sublet any portion of premises at any time during the term hereof or any extension thereof without the written consent of the Lessor.

FORTY-FOURTH: The basic rental provided for herein shall, beginning with the rent payable on OCTOBER 1, 1999 and on the first day of OCTOBER of every year thereafter, during the term of this lease be adjusted higher and increased, based upon the percentage increase of a certain Cost of Living index, THERE WILL A MINIMUM ANNUAL INCREASE OF 3% AND A MAXIMUM ANNUAL INCREASE OF 5%, the basic rent payable for the current year shall be increased in direct proportion, AND WILL COINCIDE WITH THE ABOVE MINIMUM AND MAXIMUM to the increase in the Cost of Living index from the most recent month of the previous year to the most recent month of the current year. The Cost of Living index to be used is the "Consumer Price Index for all Urban Consumer (1967=100)- All items," published in the Monthly Labor Review of the Bureau of Labor Statistics of the United States Department of Labor. If the aforementioned Index becomes unavailable, the index to be used is the "Consumer Price Index" issued by the United States Department of Labor for the South Atlantic Group of States. In no event, however, shall the basic Rent for any year of the lease term be less than the Basic Rent for any preceding year of the lease term.

                                   Lessor:  OSKA PARTNERSHIP
                                   Lessee:  LATIN AMERICAN CASINOS
                                   Property Address:  2000-04 NE 164
                                   Date: 30 Sept. 98 Initial:______

FORTY-FIFTH: Lessee covenants not to introduce any hazardous or toxic materials onto the premises without A) first obtaining Lessor's written consent and B) complying with all applicable federal, state and local laws or ordinances pertaining to the transportation, storage, use or disposal or such materials, including but not limited to obtaining proper permits. If Lessee's transportation, storage, use or disposal of hazardous or toxic materials on the premises results in:
1) contamination of the soil or surface or ground water or
2) loss or damage to person(s) or property, then Lessee agrees to respond in accordance with the following paragraph FORTY-SIXTH:

FORTY-SIXTH: Lessee agrees to:
1) notify Lessor immediately of any contamination, claim of contamination, loss or damage,
2) after consultation and approval of Lessor, to clean up the contamination in full compliance with all applicable statutes, regulations and standards, and
3) to indemnify, defend and hold Lessor harmless from and against any claims, suits, causes of action, appeals, costs and fees, including attorney's fees, arising from or connected with any such contamination, claim of contamination, loss or damage. This provision shall survive termination of this lease.

FORTY-SEVENTH: RADON GAS: Lessee is hereby notified that radon gas is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

RULES. REGULATIONS. AND CONDITIONS OF OCCUPANCY OF: Lessee agrees to abide by the following rules, regulations and conditions of occupancy:
1) That these rules, regulations, and conditions of occupancy shall go into effect immediately.
2) Lessee shall not allow its agents, employees, guests, invitees or other persons upon the premises, to litter the grounds. All litter shall be placed in the garbage dumpster or other trash receptacles provided.
3) All cars of the Lessee, their agents and employees shall be parked only in the parking area described in Paragraph THIRTY-NINTH. Parking on the grass, obstructing the garbage dumpsters, double parking and/or obstructing other cars is strictly prohibited.

                                   Lessor:  OSKA PARTNERSHIP
                                   Lessee:  LATIN AMERICAN CASINOS
                                   Property Address:  2000-04 NE 164
                                   Date: 30 Sept. 98 Initial:______

4) Wrecked motor vehicles, any motor vehicle that is inoperative for any reason, or any motor vehicle without current license plates, are not permitted to be parked in the parking areas or on any other property owned by the lessor. Upon notice by the lessor or its agents, such described motor vehicles shall be removed, repaired, or properly licensed immediately. If the lessee does not comply with said notice, the lessee further agrees that the lessor may have such vehicle removed at the lessees expense.
5) Lessee shall not conduct any activities outside of the leased unit other than the loading or unloading of merchandise and/or equipment in the ordinary course of business.
6) Lessee shall not display any merchandise or other materials outside of the leased unit.

RISK OF LOSS The management only rents space to the Lessee and makes no representation or warranties concerning the security or safety of lessee's property located on the lessor's property. The lessee is specifically advised that no security system is proof against theft or loss and that the lessee is solely responsible for obtaining insurance sufficient to cover lessee's property.

     ALL RISK OF LOSS OR DAMAGE TO ANY OF LESSEES PROPERTY RESULTING FROM THEFT, FIRE, FLOOD OR ANY OTHER CASUALTY, ACT OF GOD, OR INTENTIONAL OR NEGLIGENT ACT OF A THIRD PARTY, IS SOLELY AND ENTIRELY ON THE LESSEE. THE LESSOR IS NOT A BAILEE, WAREHOUSEMEN OR INSURER OF LESSEE'S PROPERTY. THE RELATIONSHIP BETWEEN THE PARTIES IS ONE OF LESSOR AND LESSEE ONLY. THE LESSEE HEREBY RELEASES THE LESSOR FROM ANY AND ALL LIABILITY FOR LOSS OR DAMAGE TO CUSTOMERS PROPERTY.

     The Lessee takes the rented space "AS IS" and specifically acknowledges that the Lessor has made no representations or warranties concerning the security or safety of Lessee's property. The lessee acknowledges that the Lessor is not storing property on behalf of the Lessee, but is merely renting space to the Lessee. The Lessee acknowledges that he has inspected the premises and found them to be suitable for his purposes and accepts the same on an "AS IS" basis.


                                   Lessor:  OSKA PARTNERSHIP
                                   Lessee:  LATIN AMERICAN CASINOS
                                   Property Address:  2000-04 NE 164
                                   Date: 30 Sept. 98 Initial:______

EXCLUSIVE CONTROL The Lessee has sole and exclusive control over the rented space and the storage and care of any property placed in the rented space. The Lessee must provide his or her own lock and key and must keep the rented space locked even when empty.

LATE CHARGES: Lessee agrees to pay all rents and sums provided to be paid to Lessor hereunder at the times and in the manner provided herein, and in the event Lessee fails to pay any sum required to be paid hereunder within TEN (10) working days of the due date, then there shall be added to such payment a "Late Charge" in the amount of ONE HUNDRED ($100.00) DOLLARS.

ACCELERATION OF RENTAL-WHERE INSTALLMENT NOT PAID If Lessee shall fail to pay any month's installment of rent for a period of 30 days after the same becomes due and payable, then all the installments of rent for the whole term of this lease agreement shall at the option of the Lessor, or its assigns, become due and payable at once without demand.

SPECIAL CLAUSES; Upon signing of this lease agreement, a Security Deposit in the amount of $ 2,200.00 and first months rent in the amount of 2,449.50 will be due and payable (TOTAL: $4,649.50)

CURRENT MONTHLY AMOUNT DUE:

Rent:-  $2,200.00
S.T.:-     149.50
Trash:-    100.00
Total:- $2,449.50

IN WITNESS WHEREOF, the parties hereto have hereunto executed this instrument for the purpose herein expressed, the day and year above written.


WITNESS:                                   OSKA PARTNERSHIP


 [SIGNATURE ILLEGIBLE]                     /s/ PHYLLIS MYERS
--------------------------                 --------------------------
                                               Lessor
                                               Phyllis Myers - Managing Partner

 [SIGNATURE ILLEGIBLE]                    LATIN AMERICAN CASINOS, INC.
--------------------------                ----------------------------


                                          /s/  LLOYD LYONS
                                          --------------------------
                                               LLOYD LYONS, CEO

--------------------------
As to Lessee

Dated: 9/30/98
      -------------

                           ADDENDUM TO LEASE AGREEMENT

         This ADDENDUM is annexed to and forms a part of that certain Business Lease (the "Lease") dated as of the 30th day of September, 1998, OSKA Partnership (hereinafter sometimes referred to as "Lessor") and Latin American Casinos, Inc. (hereinafter sometimes referred to as "Lessee").

         1. ADDENDUM TAKES PRECEDENCE. In the event of any conflict between the terms and provisions of this Addendum and the terms and provisions of the Lease to which this Addendum is annexed, the terms and provisions of this Addendum shall take precedence.

         2. WORK BY LESSOR AND LESSEE. Lessee shall present a space plan to Lessor for Lessor's approval, of which interior walls may be removed by Lessee with permit. Upon the lease being signed, Lessee shall be permitted to remove the walls agreed upon, at Lessee's expense. Lessor agrees to do the following work at Lessor's expense:

             (a) Air conditioning unit or units are to be in good working order and condition.

             (b) Existing lighting fixtures are to be in good working order and condition.

             (c)   Existing lighting fixtures are to have all bulbs working.

             (d) Plumbing in bathrooms are to be in good working order and condition.

             (e) Premises are to be clean and the carpets are to be steamed cleaned.

         3. OCCUPANCY. Lessee shall be permitted to occupy the premises prior to November 1, 1998 free of rent or other charge. Lessee's occupancy shall not unreasonably interfere with Lessor's work.

         4. MAINTENANCE. Lessor shall, at its sole cost and expense, make all repairs to the foundation, exterior weight bearing walls (excluding all doors, windows, plate glass and show cases), the roof of the building, and that part of the electrical, plumbing and water and sewer lines outside the of the premises, providing, however, that such damage is not caused by the negligence of Lessee or Lessee's agents.

         5. ACCESS BY LESSOR. Access by Lessor to the premises shall only be upon reasonable notice to Lessee, except in the case of an emergency.

         6. DESTRUCTION OF PREMISES. With respect to paragraph fourth of the Lease, the rental and other charges under the Lease shall be abated during any period that the premises are untenantable. To the extent any damage renders the premises partially untenantable, the rental and other charges under the least shall be partially abated during any such period.

         7. NO HAZARDOUS MATERIALS. Lessor agrees that Lessee is not responsible for any hazardous wastes and/or materials in, on, under or about the premises prior to the day of this Lease.

         IN WITNESS WHEREOF, Lessor and Lessee have executed this Addendum as of the day and year first above written.

Signed, sealed and delivered
in the presence of:

/s/ [SIGNATURE ILLEGIBLE]                 Lessor:
----------------------------
                                          OSKA PARTNERSHIP


 (SIGNATURE ILLEGIBLE)                    By: /s/ PHYLLIS MYERS
----------------------------                 -----------------------------------
                                          LESSOR: /s/ PHYLLIS MYERS

                                          LESSEE:

                                          LATIN AMERICAN CASINOS, INC.


(SIGNATURE ILLEGIBLE)
----------------------------              By:  /s/ LLOYD LYONS
                                             -----------------------------------
                                                   LLOYD LYONS, CEO
(SIGNATURE ILLEGIBLE)
----------------------------